                                  Exhibit 21

                       FLUOR CORPORATION SUBSIDIARIES(1)

   [Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

                                                                Organized
Subsidiary Name                                                 Under Laws Of
---------------                                                 --------------
I American Equipment Company, Inc.                              South Carolina
  II American Construction Equipment Company, Inc.              California
   III American Equipamentos do Brasil Ltda.(20)                Brazil
   III AMECO Contractors Rentals, Inc.(16)                      Philippines
   III AMECO Holdings, Inc.                                     California
     IV AMECO Caribbean, Inc.                                   California
     IV Ameco Mexico Administracion y Servicios, S. de R.L. de
      C.V.(29)                                                  Mexico
     IV Ameco Mining Services S.R.L.(20)                        Argentina
     IV Ameco Peru S.A.C.(20)                                   Peru
     IV AMECO Project Services, Inc.                            Philippines
     IV Ameco Pty Ltd.                                          Australia
     IV Ameco Services S.R.L.(20)                               Argentina
     IV Ameco Services, S. de R.L. de C.V.(21)                  Mexico
     IV American Equipamentos do Brasil Ltda.(21)               Brazil
     IV Maquinaria Panamericana, S.A. de C.V.(21)               Mexico
   III Ameco Mexico Administracion y Servicios, S. de R.L. de
    C.V.(30)                                                    Mexico
   III Ameco Mining Services S.R.L.(21)                         Argentina
   III Ameco Services S.R.L.(21)                                Argentina
   III Maquinaria Panamericana, S.A. de C.V.(20)                Mexico
   III Ameco Peru S.A.C.(21)                                    Peru
   III Shanghai GE Construction Equipment Engineering Co.
    Ltd.(18)                                                    China
  II Ameco Services, S. de R.L. de C.V.(20)                     Mexico
  II AMECO Services Inc.                                        Delaware
   III AMEC Equipment Leasing SARL                              France
  II J. W. Burress, Incorporated                                Virginia
  II S & R Equipment Co., Inc.                                  Ohio
  II SMA Equipment Co., Inc.                                    Delaware
   III Stith Equipment Co., Inc.                                Delaware
  II SMA Information Systems Inc.                               Delaware
I Fluor Constructors International, Inc.                        California
  II Fluor Constructors Canada Ltd.                             New Brunswick
  II Fluor Constructors Indonesia, Inc.                         California
  II Fluor Management and Technical Services, Inc.              California
I Fluor Enterprises, Inc.                                       California
  II ADP Marshall, Inc.                                         Arizona
   III ADP/FD of Nevada, Inc.                                   Nevada
   III ADP Marshall Contractors, Inc.                           Delaware
   III ADP Marshall Limited                                     Ireland
   III ADPM, L.L.C.                                             Delaware
  II Caribbean Thermal Electric, LLC.(10)                       Delaware
  II Cooper Bridge Constructors Limited Liability Company(19)   Delaware
  II Claiborne Fuels, Inc.                                      California
  II Daniel International Corporation                           South Carolina
   III Daniel Navarra, S.A.                                     Spain
   III Fluor Daniel Engineering, Inc.                           Ohio
   III Fluor Management Company L.P.(40)                        Delaware
  II Duke/Fluor Daniel.(22)                                     North Carolina
  II Efdee Connecticut Architects, Inc.                         Connecticut

                                                                Organized
Subsidiary Name                                                 Under Laws Of
---------------                                                 --------------
  II Efdee Engineering Corporation                              North Carolina
  II Efdee Mississippi Architects, A Professional Corporation   Mississippi
  II Efdee New York Engineers & Architects P.C.                 New York
  II Encee Architecture Services, P.C.                          North Carolina
  II eTech Solutions, Inc.                                      Nevada
  II Evergreen Equipment and Personnel Leasing, Inc.            Rhode Island
  II FD Architects & Engineers Corporation                      New Jersey
  II FD Mexico, Inc.                                            Delaware
  II FDCM of Mississippi, Inc.                                  Mississippi
  II FDEE Consulting, Inc.                                      California
  II FDHM, Inc.                                                 California
  II FD/MK Limited Liability Company(3)                         Delaware
  II Fluor Abadan Limited                                       Bermuda
  II Fluor A&E Services, Inc.                                   California
  II Fluor Alaska, Inc.                                         Alaska
  II Fluor Ames Kraemer, LLC.(2)                                Delaware
  II Fluor Atlantic Limited                                     Bermuda
  II Fluor Australia Pty Ltd                                    Australia
   III Civil and Mechanical Maintenance Pty. Ltd.               Australia
   III Fluor Daniel Constructors Pty. Ltd.                      Australia
   III Fluor Daniel Diversified Plant Services Pty Ltd          Australia
     IV Fluor Daniel Gas Services Pty Ltd                       Australia
     IV Fluor Daniel Process Plant Services Pty Ltd             Australia
     IV Maritime Maintenance Services Pty Ltd                   Australia
   III Fluor Daniel (Qld) Pty. Ltd.                             Australia
   III Karratha Engineering Services Pty Ltd                    Australia
   III Signet Holdings Pty Ltd                                  Australia
     IV PT Signet Indonesia(15)                                 Indonesia
     IV Signet Engineering Pty Ltd                              Australia
       V Signet Ingenieria S.A.(21)                             Chile
          VI Constructora Lequena S.A.                          Chile
     IV Signet Ingenieria S.A.(20)                              Chile
     IV Signet International Holdings Pty. Ltd.                 Australia
     IV Tengis Design Services Pty Ltd                          Australia
     IV Westquip Australia Pty LtdAustralia                     Australia
   III TRS Staffing Solutions (Australia) Pty Ltd               Australia
     IV AmBit Technology Pty Ltd.                               Australia
  II Fluor Canada Ltd.                                          New Brunswick
   III Fluor Daniel International Services Inc.(14)             Barbados
   III Fluor Daniel Wright Ltd.                                 New Brunswick
     IV Wright Engineers (Chile) Limitada                       Chile
     IV Wright Engineers Limitada Peru                          Peru
   III TRS Staffing Solutions (Canada) Inc.                     Canada
  II Fluor Chile, Inc.                                          California
   III Ameco Chile S.A.(20)                                     Chile
   III Fluor Daniel Chile Ingenieria y Construccion S.A.(20)    Chile
   III Ingenieria y Construcciones Fluor Daniel Chile Limitada  Chile
  II Fluor Colombia Limited                                     Delaware
  II Fluor Continental Limited                                  Bermuda
  II Fluor Daniel, a Professional Architectural Corporation     Louisiana
  II Fluor Daniel Alumatech, Inc.                               Delaware
  II Fluor Daniel America, Ltda.                                California
  II Fluor Daniel Brasil Engenharia e Servicos Ltda.            Brazil
  II Fluor Daniel Caribbean, Inc.                               Delaware
   III DMIS, Inc.                                               South Carolina
   III Fluor Daniel Export Services, Inc.                       Delaware

                                                              Organized
Subsidiary Name                                               Under Laws Of
---------------                                               ---------------
   III Fluor Daniel International (Malaysia) Sdn. Bhd.        Malaysia
   III Fluor Daniel Maintenance Services, Inc.                Delaware
   III Fluor Daniel Services Corporation                      Delaware
   III Fluor Facility & Plant Services, Inc.                  South Carolina
  II Fluor Daniel China, Inc.                                 California
  II Fluor Daniel China Services, Inc.                        California
  II Fluor Daniel China Technology, Inc.                      California
  II Fluor Daniel Coal Services International, Inc.           Delaware
   III Duke/Fluor Daniel International(22)                    Nevada
     IV D/FD Foreign Sales Corporation(23)                    Barbados
   III Duke/Fluor Daniel LLC(22)                              Nevada
   III Duke/Fluor Daniel Pty Ltd.(22)                         Australia
  II Fluor Daniel Construction Company                        California
  II Fluor Daniel Development Corporation                     California
   III Crown Energy Company                                   New Jersey
   III Fluor Daniel Modesto, Inc.                             California
     IV Wilmore/Fluor Modesto LLC(5)                          California
   III Fluor Daniel Temecula, Inc.                            California
   III Fluor Daniel Tempe, Inc.                               California
     IV Fluor Daniel Ada, Inc.(5)                             Idaho
   III Gloucester Limited, Inc.                               California
   III Gloucester Limited II, Inc.                            California
   III Tarrant Energy, Inc.                                   California
  II Fluor Daniel Eastern, Inc.                               California
   III P.T. Fluor Daniel Indonesia(17)                        Indonesia
     IV PT. AMECO Servicindo(17)                              Indonesia
  II Fluor Daniel Energy Investments, Inc.                    Delaware
  II Fluor Daniel Engineers & Constructors, Inc.              Delaware
   III Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.  P.R.C.
   III Davy Kinhill Fluor Daniel (PNG) Pty Ltd.(25)           Papua N. Guinea
  II Fluor Daniel Engineers & Constructors, Ltd.              California
   III Fluor Daniel Korea Ltd.                                Korea
  II Fluor Daniel Engineers & Consultants Ltd.                Mauritius
   III Fluor Daniel India Private Limited(17)                 India
  II Fluor Daniel Environmental Strategies, Inc.              Delaware
  II Fluor Daniel Espana, S.A.                                California
   III Daniel International (Saudi Arabia) Ltd.               Saudi Arabia
   III Fluor Arabia Limited(5)                                Saudi Arabia
  II Fluor Daniel Eurasia, Inc.                               California
  II Fluor Daniel Europe B.V.                                 Netherlands
   III ASI Advanced Solutions International BV(34)            Netherlands
     IV ASI Consulting UK Limited                             U.K.
     IV ASI International Services Ltd                        U.K.
     IV ASI Scandanavia Avant(5)                              Sweden
     IV Chemgineering Holding Company GmbH(7)                 Switzerland
       V ASI GmbH                                             Germany
       V ASI Technologies Ltd.                                Ireland
       V Chemgineering AG                                     Switzerland
       V Chemgineering GmbH                                   Germany
       V Chemgineering Planung GmbH                           Austria
       V SCInformatik AG                                      Switzerland
     IV ODI Inc.(5)                                           Delaware
     IV TA Group Limited                                      U.K.
       V Business Systems Mapping Limited                     U.K.
       V RTP Software Ltd.                                    U.K.
       V TA Consultancy Services Ltd.                         U.K.
       V TA Group Trustees Ltd.                               U.K.
       V Team-Sel International Ltd.                          U.K.

                                                            Organized
Subsidiary Name                                             Under Laws Of
---------------                                             --------------
          VI Spel Manpower Services Ltd.                    U.K.
          VI TA Engineering Services Ltd.                   U.K.
          VI TA Engineering Services (Tunisia) Ltd.         U.K.
          VI Team-Sel Engineering Ltd.                      U.K.
          VI Team-Sel Technology Ltd.                       U.K.
       V Technical Audit Ltd.                               U.K.
   III Fluor Daniel Belgium, N.V.                           Belgium
   III Fluor Daniel B.V.                                    Netherlands
     IV Fluor Daniel Consultants B.V.                       Netherlands
     IV Fluor Daniel Engineering and Construction Services
      Limited                                               Turkey
     IV Fluor Daniel Technology B.V.                        Netherlands
     IV International Refinery Contractors C.V.(4)          Netherlands
     IV International Refinery Contractors B.V.(5)          Netherlands
     IV Prochem S.A.(6)                                     Poland
     IV TRS Staffing Solutions B.V.                         Netherlands
   III Fluor Daniel E&C LLC(20)                             Russia
   III Fluor Daniel Eastern Services B.V.                   Netherlands
   III Fluor Daniel, S.A.(28)                               Spain
   III Prosynchem Sp.z.o.o(26)                              Poland
  II Fluor Daniel Florida Rail, Inc.                        Delaware
  II Fluor Daniel Global Limited                            Guernsey
   III Fluor Daniel Global Contracting Limited              Guernsey
   III Fluor Daniel Global Placement Limited                Guernsey
   III Fluor Daniel Global Placement Services Limited       Guernsey
   III Fluor Daniel Global Services Limited                 Guernsey
   III Fluor Daniel Global Support Services Limited         Guernsey
   III Fluor Daniel Global TRS Limited                      Guernsey
   III Fluor Daniel Global TRS Services Limited             Guernsey
  II Fluor Daniel GmbH                                      Germany
  II Fluor Daniel Holdings, Inc.                            California
   III Fluor Daniel Global Services Private Limited         India
  II Fluor Daniel Illinois, Inc.                            Delaware
   III Duke/Fluor Daniel(22)                                North Carolina
     IV D/FD Enterprises, LLC                               Delaware
     IV D/FD Equipment Company LLC                          Delaware
     IV D/FD Kentucky Mountain Power, LLC                   Delaware
     IV D/FD Ventures, LLC                                  Delaware
     IV DFD Operating Plant Services, LLC                   Delaware
     IV DFD Plant Services, LLC                             Delaware
  II Fluor Daniel, Inc. - Philippines                       Philippines
  II Fluor Daniel India, Inc.                               California
  II Fluor Daniel Intercontinental, Inc.                    California
   III Dominican Republic Combined Cycle, LLC.(10)          Delaware
   III Fluor Daniel Nigeria Limited(13)                     Nigeria
   III Grupo Alvica SCS(17)                                 Venezuela
  II Fluor Daniel International Services Inc.(15)           Barbados
  II Fluor Daniel Ireland Limited                           Ireland
   III Fluor Daniel - E-E-L Limited(5)                      Ireland
  II Fluor Daniel (Japan) Inc.                              Japan
  II Fluor Daniel Latin America, Inc.                       California
   III Grupo Alvica USA LLC(17)                             Delaware
   III Grupo Empresarial Alvica, S.A.(17)                   Venezuela
  II Fluor Daniel (Malaysia) Sdn. Bhd.                      Malaysia
  II Fluor Daniel Mexico S.A.                               California
   III ICA-Fluor Daniel, S. de R.L. de C.V(10)              Mexico
  II Fluor Daniel Mining & Metals, Ltd.                     California

                                                              Organized
Subsidiary Name                                               Under Laws Of
---------------                                               --------------
   III Ameco Chile S.A.(21)                                   Chile
   III Fluor Daniel Chile Ingenieria y Construccion S.A.(21)  Chile
  II Fluor Daniel New Zealand Limited                         California
  II Fluor Daniel (NPOSR), Inc.                               Delaware
  II Fluor Daniel Overland Express, Inc.                      Delaware
  II Fluor Daniel Overseas, Inc.                              California
   III PFD International LLC(5)                               Delaware
  II Fluor Daniel P.R.C., Ltd.                                California
  II Fluor Daniel Pacific, Inc.                               California
  II Fluor Daniel Power B.V.                                  Netherlands
   III Duke/Fluor Daniel B.V.(5)                              Netherlands
  II Fluor Daniel Properties Limited                          U.K.
  II Fluor Daniel Pulp & Paper, Inc.                          California
  II Fluor Daniel Real Estate Services, Inc.                  South Carolina
  II Fluor Daniel, S.A.(27)                                   Spain
  II Fluor Daniel Sales Corporation                           Barbados
  II Fluor Daniel South America Limited                       California
  II Fluor Daniel South East Asia, Ltd.                       California
  II Fluor Daniel Technical Services, Inc.                    Texas
  II Fluor Daniel Telecommunications Corporation              California
  II Fluor Daniel Thailand Holdings Corporation               California
  II Fluor Daniel Thailand, Ltd.                              California
  II Fluor Daniel Venture Group, Inc.                         California
   III Fluor Daniel Asia, Inc.                                California
     IV Duke/Fluor Daniel International Services(22)          Nevada
       V D/FD Foreign Sales Corporation(12)                   Barbados
       V Duke/Fluor Daniel International Services (Trinidad)
        Limited                                               Trinidad
     IV PT Duke/Fluor Daniel(22)                              Indonesia
     IV P.T. Fluor Daniel Indonesia(18)                       Indonesia
       V P.T. AMECO Sevicindo(18)                             Indonesia
     IV P.T. Nusantara Power Services(2)                      Indonesia
   III Micogen Inc.                                           California
   III Micogen Limited I, Inc.                                California
   III Micogen Limited II, Inc.                               California
   III Soli-Flo LLC(12)                                       Delaware
   III Springfield Resource Recovery, Inc.                    Mass.
  II Fluor Distribution Companies, Inc.                       California
  II Fluor Egypt                                              Egypt
  II Fluor Engineering Corporation                            Michigan
  II Fluor Engineers, Inc.                                    Delaware
  II Fluor Enterprises Group, Inc.                            Delaware
  II Fluor Federal Services, Inc.                             Washington
  II Fluor Federal Services, LLC                              Delaware
  II Fluor Federal Services NWS, Inc.                         Washington
  II Fluor Fernald, Inc.                                      California
   III Fluor Environmental Resources Management Services,
    Inc.                                                      Delaware
  II Fluor Gulf Communications, Inc.                          California
  II Fluor Hanford Inc.                                       Washington
  II Fluor Indonesia Inc.                                     California
   III P.T. Panca Perintis Indonesia(6)                       Indonesia
  II Fluor Industrial Services Inc.                           Delaware
  II Fluor International, Inc.                                California
  II Fluor International Limited                              Bermuda
  II Fluor International Limited                              U.K.
   III ASI Advanced Solutions International BV(35)            Netherlands
     IV ASI Consulting UK Limited                             U.K.

                                                  Organized
Subsidiary Name                                   Under Laws Of
---------------                                   -------------
     IV ASI International Services Ltd            U.K.
     IV ASI Scandanavia Avant(5)                  Sweden
     IV Chemgineering Holding Company GmbH(7)     Switzerland
       V ASI GmbH                                 Germany
       V ASI Technologies Ltd.                    Ireland
       V Chemgineering AG                         Switzerland
       V Chemgineering GmbH                       Germany
       V Chemgineering Planung GmbH               Austria
       V SCInformatik AG                          Switzerland
     IV ODI Inc.(5)                               Delaware
     IV TA Group Limited                          U.K.
       V Business Systems Mapping Limited         U.K.
       V RTP Software Ltd.                        U.K.
       V TA Consultancy Services Ltd.             U.K.
       V TA Group Trustees Ltd.                   U.K.
       V Team-Sel International Ltd.              U.K.
     VI Spel Manpower Services Ltd.               U.K.
     VI TA Engineering Services Ltd.              U.K.
     VI TA Engineering Services (Tunisia) Ltd.    U.K.
     VI Team-Sel Engineering Ltd.                 U.K.
     VI Team-Sel Technology Ltd.                  U.K.
       V Technical Audit Ltd.                     U.K.
   III First Legal Recruitment Limited            U.K.
     IV First Accountancy Limited                 U.K.
     IV First Recruitment Limited                 U.K.
   III Fluor Daniel Caspian Services Limited      U.K.
   III Fluor Limited                              U.K.
   III Fluor Ocean Services Limited               U.K.
   III K Home Engineering Limited(19)             U.K.
   III Mathos Services Limited                    U.K.
   III TRS Management Resources PLC               U.K.
     IV Ambit Technology Limited                  U.K.
     IV Antony Dunlop Associates Limited          U.K.
       V David Chorley Associates Limited         U.K.
       V Hotel Accounts Resources Limited         U.K.
       V Times Group Limited                      U.K.
     IV MRG Human Resources Limited               U.K.
     IV SAP Services Limited                      U.K.
     IV Times Computer Services Limited           U.K.
     IV TRS Management Resources (Services) Ltd.  U.K.
   III TRS Staffing Solutions (U.K.) Limited      U.K.
  II Fluor Iran                                   Iran
  II Fluor Italia S.r.l.                          Italy
  II Fluor Maintenance Services, Inc.             California
   III Norfolk Maintenance Corporation            California
  II Fluor Mideast Limited                        Bermuda
  II Fluor Mideast Limited                        California
  II Fluor (Nigeria) Limited                      Nigeria
  II Fluor Nuclear Services, Inc.                 Ohio
  II Fluor Plant Services International, Inc.     California
  II Fluor Plant Services International Ltd       Bermuda
   III Fluor International Nigeria Limited        Nigeria
  II Fluor Real Estate Services, Inc.             Delaware
  II Fluor Reinsurance Investments, Inc.          Delaware
  II Fluor Services International, Inc.           Nevada
  II Fluor Technical Services Limited             California

                                                             Organized
Subsidiary Name                                              Under Laws Of
---------------                                              ---------------
  II Fluor Texas, Inc.                                       Texas
  II Fluor US Services, Inc.                                 Delaware
  II Fluor Venezuela S.A.                                    Venezuela
  II Fluor Vitrification Group, Inc.                         Washington
  II GlobEquip LLC                                           Delaware
  II FMC Holding Company LLC                                 Delaware
   III Fluor Management Company L.P.(39)                     Delaware
  II FRES, Inc.                                              Delaware
  II Indo-Mauritian Affiliates Limited                       Mauritius
   III Fluor Daniel India Private Limited(18)                India
  II Micogen Limited III, Inc.                               California
  II Middle East Fluor                                       California
  II Nutmeg Valley Resources, Inc.                           California
  II Platte River Constructors, Ltd.(10)                     Ohio
  II Power Maintenance Services, Inc.                        Delaware
   III D/FD Bridgeport Operations, LLC(22)                   Delaware
   III D/FD Cokenergy Operations, LLC(22)                    Delaware
   III D/FD Operating Services, LLC(22)                      Delaware
  II Signet Technology Inc.                                  Colorado
  II Soli-Flo LLC(12)                                        Delaware
   III Soli-Flo, Inc.                                        California
     IV Soli-Flo Material Transfer, LP                       California
     IV Soli-Flo Partners, LP                                California
  II Stanhope Management Services Limited                    U.K.
  II Strategic Organizational Systems Enterprises, Inc.      California
   III Strategic Organizational Systems Construction
    Division, Inc.                                           California
   III Strategic Organizational Systems Environmental
    Division, Inc.                                           Oklahoma
   III Strategic Organizational Systems Environmental
    Division, Inc.                                           Louisiana
   III Strategic Organizational Systems Environmental
    Engineering Division, Inc.                               Texas
     IV SOS International, Inc.                              Alabama
     IV Strategic Organizational Systems Environmental
      Engineering California Division, Inc.                  California
   III Strategic Organizational Systems Southern California
    Division Inc.                                            California
  II TDF, Inc.                                               California
   III Barringford Ltd.                                      B. Virgin Isles
     IV Bishopsford Engineering AG                           Switzerland
     IV Buckleford Corp. N.V.                                Antilles
     IV Buckleshell Engineering Services Ltd.                Jersey
     IV Fluor Daniel SA (PTY) Ltd.                           Liechtenstein
       V Rhus Investments (PTY) Ltd.                         R. South Africa
     IV Fluor Daniel Engineers SA (PTY) Ltd.                 Liechtenstein
       V Trans-Africa Projects Ltd.(5)                       Mauritius
       V Trans-Africa Projects (Pty) Ltd.(5)                 R. South Africa
     IV Northern Project Services Ltd.                       B. Virgin Isles
     IV Rama Engineering Services B.V.                       Netherlands
       V Ramasa (PTY) Ltd.                                   R. South Africa
     IV TRS Staffing Solutions SA Ltd.                       B. Virgin Isles
   III Fluor Properties (PTY) Ltd.                           R. South Africa
  II TradeMC Inc.(5)                                         Delaware
  II Valley Infrastructure Group, LLC(2)                     Delaware
  II Venezco, Inc.                                           California
  II Williams Brothers Engineering Company                   Delaware
   III Fluor Daniel Argentina, Inc.                          Delaware
   III Williams Brothers Engineering Limited                 U.K.
   III Williams Brothers Engineering Pty Ltd                 Australia
   III Williams Brothers Process Services, Inc.              Delaware

                                                               Organized
Subsidiary Name                                                Under Laws Of
---------------                                                --------------
  II Wireless Engineering Services Group, LLC(5)               Delaware
  II WODECO Nigeria Limited                                    Nigeria
I TRS Staffing Solutions, Inc.                                 South Carolina
  II Ambit Technology, Inc.                                    N. Hampshire
  II Corico Office Professionals, Inc.                         N. Hampshire
  II TRS Contract Solutions, Inc.                              Delaware
  II TRS International Group, Inc.                             Delaware
   III TRS International Group, S. de. R.L. de C.V.            Mexico
  II TRS International Group Asia Pacific, Inc.                California
  II TRS Management Resources, Inc.                            South Carolina
  II TRS International Payroll Co.                             Texas
I Fluor Holding Company LLC                                    Delaware
  II Compania Mineria San Jose Del Peru S.A.(20)               Peru
  II Coral Drilling, C.A.                                      Venezuela
  II Fluor Management Company L.P.(41)                         Delaware
  II Mineral Resource Development Corporation                  Delaware
   III Compania Mineria San Jose Del Peru S.A.(21)             Peru
   III Coral Empreendimentos e Participocoes Ltd.(38)          Brazil
   III St. Joe ErzbergbauGesellschaft GmbH(36)                 Austria
   III St. Joe Minerals Corporation y Cia.(37)                 Brazil
  II Pinnacle Insurance Company, Inc.                          Hawaii
  II Robil International Corporation                           Delaware
  II St. Joe Egypt Exploracion Corp.                           Delaware
  II St. Joe ErzbergbauGesellschaft GmbH(31)                   Austria
  II St. Joe Exploracion Minera, Inc.                          Delaware
  II St. Joe Luisito de Oro, Inc.                              Delaware
  II St. Joe Minerals Corporation y Cia.(32)                   Brazil
   III Coral Empreendimentos e Participocoes Ltd.(33)          Brazil
     IV Commercial de Minerios do Sol do Para Ltda. Comipa(5)  Brazil
       V Mineracao Alabastro Ltda.(29)                         Brazil
     IV Mineracao Sao Felix Ltda.                              Brazil
     IV Mineracao Alabastro Ltda.(32)                          Brazil

--------
 (1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Reflects Fluor Corporation subsidiaries effective December 31, 2000 and following completion of the Distribution discussed in this filing.

 (2) 40% ownership     (22) 49.9999% ownership
 (3) 51% ownership     (23) 75% ownership
 (4) 49.5% ownership   (24) 15% ownership
 (5) 50% ownership     (25) 38% ownership
 (6) 35% ownership     (26) 98.66% ownership
 (7) 45% ownership     (27) 96% ownership
 (8) 27.8% ownership   (28) 3.92% ownership
 (9) 55% ownership     (29) .2% ownership
(10) 49% ownership     (30) 99.8% ownership
(11) 19.99% ownership  (31) 83.3% ownership
(12) 25% ownership     (32) 99.98% ownership
(13) 60% ownership     (33) 99.99% ownership
(14) 10% ownership     (34) 5% ownership
(15) 90% ownership     (35) 95% ownership
(16) 70% ownership     (36) 16.7% ownership
(17) 80% ownership     (37) .02% ownership
(18) 20% ownership     (38) .01% ownership
(19) 30% ownership     (39) 20.5% ownership
(20) 99% ownership     (40) 33.4% ownership
(21) 1% ownership      (41) 46.1% ownership